UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): February 17, 2004

                                     1-4422
                            (Commission File Number.)


                   ------------------------------------------


                                  ROLLINS, INC.
             (Exact name of registrant as specified in its charter)


                Delaware                               51-0068479
     (State or other jurisdiction         (I.R.S. Employer Identification No.)
   of incorporation or organization)


                   2170 Piedmont Road, N.E., Atlanta, Georgia
                    (Address of principal executive offices)

                                      30324
                                   (Zip Code)


                                 (404) 888-2000
              (Registrant's telephone number, including area code)


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ITEM 7.  Financial Statements and Exhibits.

            ( c )  Exhibits.

                   (99.1) The Registrant's transcript of the conference call
                          dated February 17, 2004.

ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

     On February 17, 2004, Rollins, Inc. had a conference call in which financial results for the fourth quarter and the year ended December 31, 2003 were discussed. A transcript of the conference call is attached to this report as Exhibit 99.1 and is incorporated herein by reference.






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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  ROLLINS, INC.


Date:  February 24, 2004             By:  /s/ Gary W. Rollins
                                         ---------------------------------------
                                           Gary W. Rollins
                                           Chief Executive Officer, President
                                           and Chief Operating Officer





Date:  February 24, 2004             By:  /s/ Harry J. Cynkus
                                         ---------------------------------------
                                          Harry J. Cynkus
                                          Chief Financial Officer and Treasurer